MARIE H. STUBBS




                            PROMISSORY NOTE - DEMAND



     $20,000.00                                    8 1/2% Annual Interest
                                                        November 19, 1998

     On demand, the undersigned, Weststar Environmental, Inc., promises to pay Marie H. Stubbs or order at Sea Island, Georgia, the sum of Twenty Thousand Dollars ($20,000.00), together with interest at 8 1/2% annually.

     All payments shall be payable in lawful currency of United States of America. The undersigned agrees to pay all cost of collection, including reasonable attorneys' fees.

     This note may be prepaid at any time or from time in whole or in part without penalty, premium, or permission. Any partial payment under this Section shall be applied to the principal of the Note.


BY: /s/ WILLIAM B. GRAY
   ----------------------------------
        William B. Gray
        Executive Vice President










                        COTTAGE 405, SEA ISLAND, GEORGIA
                             PHONE: (912) 638-1832